Exhibit 10.1

SECOND AMENDMENT TO

FIRST AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of May 18, 2007

among

MERITAGE HOMES CORPORATION,
as the Borrower,

GUARANTY BANK
as Administrative Agent and Swing Line Lender,

JPMORGAN CHASE BANK, N.A.,

as Syndication Agent,

WACHOVIA BANK, NATIONAL ASSOCIATION and BANK OF AMERICA, N.A.,

as Co-Documentation Agents,

COUNTRYWIDE BANK, FSB,

U. S. BANK NATIONAL ASSOCIATION,

CITICORP NORTH AMERICA, INC.,

DEUTSCHE BANK TRUST COMPANY AMERICAS,

UBS SECURITIES LLC, and PNB PARIBAS

as Managing Agents,

SUNTRUST BANK,

as Co-Agent,

and

The Other Lenders Party Hereto

GUARANTY BANK,
as Joint Lead Arranger and  Joint Book Manager

and

J. P. MORGAN SECURITIES, INC.,

as Joint Lead Arranger and Joint Book Manager

SECOND AMENDMENT TO

FIRST AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to First Amended and Restated Credit Agreement (this “Second Amendment”) dated as of May 18, 2007, is entered into among Meritage Homes Corporation, a Maryland corporation (the “Borrower”), the lenders listed on the signature pages hereof as Lenders (the “Lenders”), and Guaranty Bank, in its capacity as Administrative Agent (the “Administrative Agent”).

BACKGROUND

A.            The Borrower, certain of the Lenders and the Administrative Agent are parties to that certain First Amended and Restated Credit Agreement dated as of May 16, 2006, as amended by that certain First Amendment and Commitment Increase Agreement, dated as of June 30, 2006 (as amended, modified, supplemented or restated, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as defined below).

B.            The Borrower has requested (a) certain amendments to the Credit Agreement, (b) to add Countrywide Bank, FSB (the “New Lender”) as a lender under the Credit Agreement, and (c) to decrease the Commitments of Guaranty Bank, Wells Fargo Bank, National Association and PNC Bank, National Association (collectively, the “Decreasing Lenders”).

C.            The Lenders and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, and the Administrative Agent covenant and agree as follows:

1.             AMENDMENTS.

(a)           Section 1.01 of the Credit Agreement is hereby amended by adding the defined term “Applicable Period” thereto in proper alphabetical order to read as follows:

“Applicable Period” has the meaning specified in the definition of “Applicable Rate” referenced in this Section 1.01.

(b)           The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following paragraph to the end thereof to read as follows:

 In the event that any financial statement delivered pursuant to Section 6.01(a) or 6.01(b) or any Compliance Certificate delivered pursuant to Section 6.02(b) is shown to be inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to a higher Applicable Rate for any period (an “Applicable Period”) than the Applicable

Rate applied for such Applicable Period, then (i) the Borrower shall immediately deliver to the Administrative Agent a correct Compliance Certificate for such Applicable Period, (ii) the Applicable Rate shall be determined using the Pricing Level applicable for such Applicable Period based upon the corrected Compliance Certificate, and (iii) the Borrower shall immediately pay to the Administrative Agent the accrued additional interest and fees owing as a result of such increased Applicable Rate for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with the terms hereof.  This paragraph shall not limit the rights of the Administrative Agent and the Lenders under Section 2.08 and Article VIII and other provisions of this Agreement.  The obligations of the Borrower under this paragraph shall survive termination of the Commitments and the repayment of all other Obligations hereunder.

(c)           The definition of “Borrowing Base” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Borrowing Base” means with respect to an Inventory Valuation Date for which it is to be determined, an amount equal to the sum (without duplication) of the following assets of each Loan Party (but only to the extent that such assets set forth in subparagraphs (a) through (g) below are not subject to any Liens other than Permitted Liens):

(a)           90% of the Net Book Value of Presold Units;

(b)           80% of the Net Book Value of Eligible Model Units;

(c)           80% of the Net Book Value of Unsold Units Under Construction;

(d)           80% of the Net Book Value of Completed Unsold Units Less Than 18 Months Since Completion;

(e)           70% of the Net Book Value of Finished Lots;

(f)            60% of the Net Book Value Land/Lots Under Development; and

(g)           50% of the Net Book Value of Unimproved Entitled Land;

provided, however, that (i) at no time shall more than 70% of the Borrowing Base be comprised of the items set forth in subparagraphs (e), (f) and (g) above, (ii) at no time shall more than 40% of the Borrowing Base be comprised of the items set forth in subparagraphs (f) and (g) above, and (iii) at no time shall the aggregate amount of condominiums exceed 15% of the aggregate number of Units comprising the items set forth in subparagraphs (a), (b), (c) and (d) in the aggregate.

(d)           The definition of “Scheduled Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Scheduled Maturity Date” means May 18, 2011, as the same may be extended pursuant to Section 2.14.

(e)           Section 2.02(a) of the Credit Agreement is hereby amended by amending the second sentence thereof to read as follows:

Each such notice must be received by the Administrative Agent not later than 12:00 noon (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Revolving Loans, and (ii) on the requested date of any Borrowing of Base Rate Revolving Loans.

(f)            Section 2.04(b) of the Credit Agreement is hereby amended by amending the second sentence thereof to read as follows:

Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 2:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day.

(g)           Section 2.05(a) of the Credit Agreement is hereby amended by amending the first sentence thereof to read as follows:

The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Revolving Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 12:00 noon (A) three Business Days prior to any date of prepayment of Eurodollar Rate Loans and (B) on the date of prepayment of Base Rate Revolving Loans; (ii) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Revolving Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding.

(h)           Section 6.02(c) of the Credit Agreement is hereby amended to read as follows:

(c)           as soon as available, and in any event within 35 days after the last day of each calendar month or more frequently, as requested by the Administrative Agent, a Borrowing Base Certificate showing the computation of the Borrowing Base in reasonable detail as of the close of business on the last day of such month, signed by a Responsible Officer of the Borrower;

(i)            Section 7.11(a) of the Credit Agreement is hereby amended to read as follows:

(a)           Minimum Net Worth.  Permit Consolidated Tangible Net Worth at any time to be less than the sum of (a) $600,000,000 plus (b) an amount equal to 50% of Consolidated Net Income earned in each full fiscal quarter ending after December 31, 2006 (with no deduction for a net loss in any such fiscal quarter), plus (c) an amount equal to 50% of the aggregate increases in Consolidated Tangible Net Worth of the Borrower and its Restricted Subsidiaries after December 31, 2006 by reason of the issuance and sale of Equity Interests or other equity interests of the Borrower or any Restricted Subsidiary (other than issuances to the Borrower or a wholly-owned Restricted Subsidiary), including upon any conversion of debt securities of the Borrower into such Equity Interests or other equity interests, plus (d) an amount equal to the net worth of any Person that becomes a Restricted Subsidiary or is merged into or consolidated with the Borrower or any Restricted Subsidiary or substantially all of the assets of which are acquired by the Borrower or any Restricted Subsidiary, in each case after December 31, 2006.

(j)            Section 7.11(e) of the Credit Agreement is hereby amended to read as follows:

(e)           Total Land Restrictions.  Permit (a) the sum of (i) the Net Book Value of Unentitled Land, plus (ii) the Net Book Value of Unimproved Entitled Land, plus (iii) the Net Book Value of Land/Lots Under Development, plus (iv) the Net Book Value of Finished Lots to exceed (b) the sum of (i) 125% of Consolidated Tangible Net Worth plus (ii) 50% of the aggregate outstanding principal amount of Subordinated Debt.

(k)           Section 7.11(g) of the Credit Agreement is hereby amended to read as follows:

(g)           Unsold Units.  Permit the number of Unsold Units existing at the end of any fiscal quarter to exceed the greater of (a) 30% of the number of Unit Closings within the four fiscal quarters ending on the last day of such fiscal quarter and (b) 60% of the number of Unit Closings within the two fiscal quarters ending on the last day of such fiscal quarter.

(l)            The Commitment and Pro Rata Share of the New Lender are hereby established, the Commitments of the Decreasing Lenders are hereby reduced, and the Pro Rata Shares of the Lenders are hereby amended, all as set forth on Schedule 2.01, which is hereby amended to be in the form of Schedule 2.01 attached to this Second Amendment.

(m)          Exhibit D, the Compliance Certificate, is hereby amended to be in the form of Exhibit D attached to this Second Amendment.

(n)           Exhibit H, the Borrowing Base Certificate, is hereby amended to be in the form of Exhibit H attached to this Second Amendment.

2.             NEW LENDER.

(a)           The New Lender represents and warrants to the Administrative Agent as follows:

(i)            it has received a copy of the Credit Agreement and all amendments thereto, together with copies of the most recent financial statements of the Borrower delivered pursuant thereto;

(ii)           it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated by the Credit Agreement, and made its own decision to enter into the Credit Agreement and to extend credit to the Borrower and the other Loan Parties under the Credit Agreement;

(iii)          it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, and other condition and creditworthiness of the Borrower and the other Loan Parties.

(b)           The New Lender acknowledges as follows:

(i)            no Agent-Related Person has made any representation or warranty to it, and no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession;

(ii)           except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent pursuant to the Credit Agreement, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person; and

(iii)          simultaneously with the satisfaction of the conditions to effectiveness set forth in Section 4 of this Second Amendment, it shall be deemed automatically to have become a party to the Credit Agreement and have all rights and obligations of a Lender under the Credit Agreement and the other Loan Documents (and it expressly makes the appointment set forth in, and agrees to the obligations imposed under, Article IX of the Credit Agreement).

3.             REPRESENTATIONS AND WARRANTIES.  By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a)           the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement

shall be deemed to refer to the most recent statements furnish pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(b)           no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c)           (i) the Borrower has full power and authority to execute and deliver this Second Amendment, a Note payable to the order of the New Lender in the amount of such Lender’s Commitment as established by this Second Amendment (the “New Note”), and the Notes payable to the order of each Decreasing Lender (the “Replacement Notes”), (ii) this Second Amendment, the New Note and the Replacement Notes have been duly executed and delivered by the Borrower and (iii) this Second Amendment, the New Note, the Replacement Notes and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d)           neither the execution, delivery and performance of this Second Amendment, the New Note, the Replacement Notes or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will violate any Law or conflict with any Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of it property is subject; and

(e)           no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower, of this Second Amendment, the New Note or the Replacement Notes or (ii) the acknowledgement by each Guarantor of this Second Amendment.

4.             CONDITIONS TO EFFECTIVENESS. All provisions of this Second Amendment shall be effective on May 18, 2007, subject to the satisfaction or completion of the following:

(a)           the Administrative Agent shall have received counterparts of this Second Amendment executed by the Lenders, the Borrower and acknowledged by each Guarantor;

(b)           the Administrative Agent shall have received the duly executed New Note for the New Lender and duly executed Replacement Notes for each Decreasing Lender;

(c)           the Administrative Agent shall have received a certified corporate resolution of the Borrower authorizing the execution, delivery and performance of this Second Amendment, the New Note and the Replacement Notes;

(d)           the Administrative Agent shall have received an opinion of the Borrower’s counsel, in form and substance satisfactory to the Administrative Agent, with respect to matters set forth in Sections 3(c), (d), and (e) of this Second Amendment;

(e)           the Administrative Agent shall have received immediately available funds from the Borrower, for the account of each Lender, in an amount agreed to by the Borrower and each such Lender; and

(f)            the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

5.             PAYMENT.  Upon satisfaction of the conditions to effectiveness set forth in Section 4 of this Second Amendment, the New Lender shall, to the extent necessary, make a payment to the Administrative Agent in an amount sufficient, upon the application of such payment to the outstanding Revolving Loans held by the Decreasing Lenders, to cause the principal amount of Revolving Loans outstanding held by the New Lender and each Decreasing Lender to be in the amount of its respective Pro Rata Share (after giving effect to the establishment and modification of the Commitments in accordance with this Second Amendment) of all outstanding Revolving Loans.  If, as a result of the payment by the New Lender provided for in this Section 5, any payment of Eurodollar Rate Loans held by a Decreasing Lender occurs on a day which is not the last day of the applicable Interest Period, the Borrower will pay to the Administrative Agent for the benefit of any Decreasing Lender holding a Eurodollar Rate Loan any loss or cost incurred by such Lender resulting therefrom in accordance with Section 3.05 of the Credit Agreement.  Upon the making of the payments described in this Section 5, the New Lender shall be deemed to have irrevocably and unconditionally purchased and received, without recourse or warranty, an undivided participation in all outstanding Swing Line Loans and L/C Obligations in accordance with its Pro Rata Share (after giving effect to this Second Amendment).

6.             REFERENCE TO THE CREDIT AGREEMENT.

(a)           Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby.  This Second Amendment shall be a Loan Document.

(b)           The Credit Agreement, as modified herein, shall remain in full force and effect and is hereby ratified and confirmed.

7.             COSTS, EXPENSES AND TAXES.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

8.             GUARANTORS ACKNOWLEDGMENT.  By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Second Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

9.             EXECUTION IN COUNTERPARTS.  This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  For purposes of this Second Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original.  The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

10.           GOVERNING LAW; BINDING EFFECT.  This Second Amendment shall be deemed to be a contract made under and governed by and continued in accordance with the internal laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law.  This Second Amendment shall be binding upon the parties hereto and their respective successors and assigns.

11.           HEADINGS.  Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

12.           ENTIRE AGREEMENT.  THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL  AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL  AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment by their duly authorized officers as of the date first above written.

MERITAGE HOMES CORPORATION

By:	/s/ Larry W. Seay
Larry W. Seay
Executive Vice President and
Chief Financial Officer

GUARANTY BANK, as Administrative Agent

By:	/s/ John Augustat
John Augustat
Assistant Vice President

GUARANTY BANK, as a Lender

By:	/s/ John Augustat
John Augustat
Assistant Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Kent Kaiser
	Name:	Kent Kaiser
	Title:	Executive Director

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Mark W. Lariviere
	Name:	Mark W. Lariviere
	Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kevin M. Cole, I
	Name:	Kevin M. Cole, I
	Title:	Assistant Vice President

U. S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Adrian Montero
	Name:	Adrian Montero
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ronald Rozga
	Name:	Ronald Rozga
	Title:	Senior Vice President

CITICORP NORTH AMERICA, INC., as a Lender

By:	/s/ Mark Floyd
	Name:	Mark Floyd
	Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Omayra Laucelia
	Name:	Omayra Laucelia
	Title:	Vice President

By:	/s/ Evelyn Thierry
	Name:	Evelyn Thierry
	Title:	Vice President

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ David B. Julie
	Name:	David B. Julie
	Title:	Associate Director

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Luis Donoso
	Name:	Luis Donoso
	Title:	Vice President

SUNTRUST BANK, as a Lender

By:	/s/ W. John Wendler
	Name:	W. John Wendler
	Title:	Senior Vice President

COMERICA BANK, as a Lender

By:	/s/ Casey L. Stevenson
	Name:	Casey L. Stevenson
	Title:	Vice President

COMPASS BANK, as a Lender

By:	/s/ Chad Mantei
	Name:	Chad Mantei
	Title:	Vice President

REGIONS BANK (successor by merger with AmSouth Bank), as a Lender

By:	/s/ Ronny Hudspeth
	Name:	Ronny hudspeth
	Title:	Sr. Vice President

BANK OF OKLAHOMA, N.A., as a Lender

By:	/s/ Patricia A. Richards
	Name:	Patricia A. Richards
	Title:	Senior Vice President

LASALLE BANK, N.A., as a Lender

By:	/s/ Nathaniel Deven
	Name:	Nathaniel Deven
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrew K. McKown
	Name:	Andrew K. McKown
	Title:	Vice President

NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Christopher Mata
	Name:	Christopher Mata
	Title:	Officer

CALIFORNIA BANK & TRUST, a California banking corporation, as a Lender

By:	/s/ Stephanie Lantz
	Name:	Stephanie Lantz
	Title:	Vice President

BNP PARIBAS, as a Lender

By:	/s/ Berangere Allen
	Name:	Berangere Allen
	Title:	Vice President

By:	/s/ Simone Vinocour
	Name:	Simone Vinocour
	Title:	Director

COUNTRYWIDE BANK, FSB, as a Lender

By:	/s/ Douglas A. Dixon
	Name:	Douglas A. Dixon
	Title:	Senior Vice President

ACKNOWLEDGED AND AGREED TO:

MERITAGE HOMES OF ARIZONA, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Executive Vice President and
Chief Financial Officer

MERITAGE PASEO CROSSING, LLC

By:	Meritage Homes of Arizona, Inc., its Sole
Member

By:	/s/ Larry W. Seay
Larry W. Seay
Executive Vice President and
Chief Financial Officer

MERITAGE HOMES CONSTRUCTION, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Executive Vice President and
Chief Financial Officer

MERITAGE PASEO CONSTRUCTION, LLC

By:	Meritage Homes Construction, Inc., its Sole
Member

By:	/s/ Larry W. Seay
Larry W. Seay
Executive Vice President and
Chief Financial Officer

MERITAGE HOMES OF TEXAS GP, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Executive Vice President and
Chief Financial Officer

MERITAGE HOMES OF TEXAS LP HOLDING, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Executive Vice President and
Chief Financial Officer

MERITAGE HOMES OF TEXAS L.P.

By:	Meritage Homes of Texas GP, Inc., its
General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Executive Vice President and
Chief Financial Officer

MERITAGE HOLDINGS, L.L.C.

By:	Meritage Homes of Texas L.P., its Sole
Member

By:	Meritage Homes of Texas GP, Inc., its
General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Executive Vice President and
Chief Financial Officer

MERITAGE HOMES OPERATING COMPANY, L.P.

By:	Meritage Holdings, L.L.C., its General
Partner

By:	Meritage Homes of Texas L.P., its Sole
Member

By:	Meritage Homes of Texas GP, Inc., its
General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Executive Vice President and
Chief Financial Officer

MERITAGE HOMES OF TEXAS JOINT VENTURE HOLDING COMPANY, LLC

By:	Meritage Homes of Texas L.P., its Sole
Member

By:	Meritage Homes of Texas GP, Inc., its
General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Executive Vice President and
Chief Financial Officer

MERITAGE HOMES OF CALIFORNIA, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Executive Vice President and
Chief Financial Officer

MERITAGE HOMES OF NEVADA, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Executive Vice President and
Chief Financial Officer

MTH-CAVALIER, LLC

By:	Meritage Homes Construction, Inc., its
Sole Member

By:	/s/ Larry W. Seay
Larry W. Seay
Executive Vice President and
Chief Financial Officer

MTH GOLF, LLC

By:	Meritage Homes Construction, Inc., its Sole
Member

By:	/s/ Larry W. Seay
Larry W. Seay
Executive Vice President and
Chief Financial Officer

MERITAGE HOMES OF COLORADO, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Executive Vice President and
Chief Financial Officer

MERITAGE HOMES OF FLORIDA, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Executive Vice President and
Chief Financial Officer

CALIFORNIA URBAN BUILDERS, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Executive Vice President and
Chief Financial Officer

CALIFORNIA URBAN HOMES, LLC

By:	Meritage Homes of California, Inc., its Sole
Member and Manager

By:	/s/ Larry W. Seay
Larry W. Seay
Executive Vice President and
Chief Financial Officer

GREATER HOMES, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Executive Vice President and
Chief Financial Officer

SCHEDULE 2.01

COMMITMENTS

AND PRO RATA SHARES

Lender	Commitment	Pro Rata Share
Guaranty Bank	$90,000,000	10.588235294%
JPMorgan Chase Bank, N.A., a national banking association	$80,000,000	9.411764706%
Wachovia Bank, National Association	$70,000,000	8.235294118%
Bank of America, N.A.	$60,000,000	7.058823529%
Countrywide Bank, FSB	$55,000,000	6.470588235%
U. S. Bank National Association	$50,000,000	5.882352941%
Citicorp North America, Inc.	$50,000,000	5.882352941%
Deutsche Bank Trust Company Americas	$50,000,000	5.882352941%
UBS Loan Finance, LLC	$50,000,000	5.882352941%
BNP Paribas	$50,000,000	5.882352941%
SunTrust Bank	$35,000,000	4.117647059%
Comerica Bank	$25,000,000	2.941176471%
Compass Bank	$25,000,000	2.941176471%
Regions Bank	$25,000,000	2.941176471%
Bank of Oklahoma, N.A.	$25,000,000	2.941176471%
LaSalle Bank, N.A.	$25,000,000	2.941176471%
PNC Bank, National Association	$25,000,000	2.941176471%
KeyBank, National Association	$20,000,000	2.3592941176%
Wells Fargo Bank, National Association	$15,000,000	1.764705882%
Northern Trust Company	$15,000,000	1.764705882%
California Bank & Trust, a California banking corporation	$10,000,000	1.176470588%
Total	$850,000,000.00	100.000000000%

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:

To:                              Guaranty Bank, as Administrative Agent, L/C Issuer and Swing Line Lender

Ladies and Gentlemen:

Reference is made to that certain First Amended and Restated Credit Agreement, dated as of May 16, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Meritage Homes Corporation (the “Borrower”), the Lenders from time to time party thereto, and Guaranty Bank, as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                                           of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following for fiscal year-end financial statements]

Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following for fiscal quarter-end financial statements]

1.             Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date.  Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.             The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

3.             A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

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[select one:]

[to the best knowledge of the undersigned as of the date hereof no Default or Event of Default under the Agreement has occurred and its continuing.]

—or—

[the following is a list of each such Default or Event of Default and its nature and status:]

4.             The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                                ,                          .

MERITAGE HOMES CORPORATION

By:
Name:
Title:

2

For the Month/Quarter/Year ended                                       (“Statement Date”)

SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

I.	Leverage Ratio – For Determination of Applicable Rate.
	A.	Consolidated Indebtedness:
		1.	Indebtedness of the Loan Parties:
			(a)	Without duplication, all obligations for borrowed money and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments:	$
(b)

Without duplication, all direct or contingent obligations arising under letters of credit (including standby and commercial), banker’s acceptances, bank guaranties, surety bonds and similar instruments:

$
			(c)	Without duplication, all net obligations under any Swap Contract:	$
(d)

Without duplication, all obligations to pay the deferred purchase price of property or services (except (i) Trade accounts payable that are not more 30 days past the date the invoice was approved and entered into the computer system by such Loan Party, (ii) accrued expenses incurred by such Person in the ordinary course of business, (iii) marketing fees payable to developers of master planned communities incurred by such Person in the ordinary course of business, (iv) reimbursement obligations for impact or development fee credits to be received by such Person incurred in the ordinary course of business, (v) deferred lot premium or profit participation obligations payable to developers of master planned communities incurred in the ordinary course of business and (vi) obligations to developers or owners of master planned communities in form of a performance encumbrance of such Person incurred in the ordinary course of business):

$
(e)

Without duplication, indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed or is limited in recourse:

$

3

			(f) Without duplication, obligations under Capital Leases:	$
			(g) Without duplication, Synthetic Lease Obligations and other Off-Balance Sheet Liabilities:	$
			(h) Without duplication, obligations in respect of Redeemable Stock:	$
			(i) Without duplication, any Receivables Facility Attributed Indebtedness:	$
			(j) Without duplication, any “withdrawal liability” as such term is defined under Part I of Subtitle E of Title IV of ERISA:	$
			(k) Without duplication, all Guarantees in respect of any of the foregoing:	$
			(l) Indebtedness (Lines I.A.1(a) + (b) + (c) + (d) + (e) + (f) + (g) + (h) + (i) + (j) + (k)):	$
		2.	Indebtedness of one Loan Party to another Loan Party:	$
		3.	Consolidated Indebtedness (Line I.A.1(l) - Line I.A.2):	$
	B.	Consolidated Tangible Net Worth:
		1.	Shareholders’ Equity of the Loan Parties:	$
		2.	Intangible Assets of the Loan Parties:	$
		3.	Consolidated Tangible Net Worth: (Line I.B.1 - Line I.B.2):	$
	C.	Leverage Ratio:
		1.	Consolidated Indebtedness:	$
		2.	The face amount of all undrawn Performance Letters of Credit issued for the account of, or guaranteed by, the Loan Parties:	$
		3.	Attributable Indebtedness in respect of Synthetic Lease Obligations and other Off-Balance Sheet Liabilities and Guarantees with respect thereto:	$
		4.	Total ((Lines I.C.1 - I.C.2 - I.C.3) ÷ Line I.B.3):	to 1
II.	Section 7.02(j) – Limitation on other Investments.
	A.	Actual amount of Investments other than those permitted by subsections (a) through (i) of Section 7.02:		$
	B.	Maximum in aggregate amount at any one time outstanding (Line I.B.3. x 30%):		$
III.	Section 7.03 – Limitation on Indebtedness.
	A.	Aggregate amount of secured Indebtedness, provided that such Liens are on assets other than Borrowing Base Assets:		$

4

	B.	Maximum amount at any time outstanding (Line I.B.3. x 10%):		$
	C.	Aggregate amount of Indebtedness guarantied pursuant to Springing Guarantees:		$
	D.	Maximum amount permitted (50% of Line I.B.3):		$
IV.	Section 7.11(a) – Minimum Net Worth.
	A.	Actual Consolidated Tangible Net Worth (Line I.B.3):		$
	B.	Minimum Net Worth:
		1.	50% of Consolidated Net Income earned in each full fiscal quarter ending after December 31, 2006 (with no deduction for a net loss during any such period):	$
2.

50% of aggregate increases in Consolidated Tangible Net Worth of the Borrower and its Subsidiaries after December 31, 2006 by reason of the issuance and sale of Equity Interests or other equity interests of the Borrower or any Subsidiary (other than issuances to the Borrower or a wholly-owned Subsidiary), including any conversion of debt securities of the Borrower into such Equity Interests or other equity interests:

$
3.

An amount equal to the net worth of any Person that becomes a Subsidiary or is merged into or consolidated with the Borrower or any Subsidiary or substantially all of the assets of which are acquired by the Borrower or any Subsidiary, in each case after December 31, 2006:

$
		4.	Required Minimum Net Worth ($600,000,000 + Line IV.B.1. + 2. + 3.):	$
V.	Section 7.11(b) – Maximum Leverage Ratio.
	A.	Leverage Ratio (Line I.C.3.):		to 1
	B.	Maximum Leverage Ratio:		2.25 to 1
VI.	Section 7.11(c) – Minimum Interest Coverage Ratio.
	A.	Consolidated EBITDA for the period of four fiscal quarters ending on the date of date of determination (the “Subject Period”):
		1.	Consolidated Net Income of the Loan Parties for the Subject Period:	$
		2.	To the extent deducted from revenues in determining Consolidated Net Income, Consolidated Interest Expense for the Subject Period:	$
		3.	To the extent deducted from revenues in determining Consolidated Net Income, expense for income taxes paid or accrued for the Subject Period:	$

5

		4.	To the extent deducted from revenues in determining Consolidated Net Income, depreciation for the Subject Period:	$
		5.	To the extent deducted from revenues in determining Consolidated Net Income, amortization for the Subject Period:	$
6.

To the extent deducted from revenues in determining Consolidated Net Income,  all other non-cash items reducing Consolidated Net Income (excluding any non-cash charge that results in an accrual of a reserve for cash charges in the future) for the Subject Period:

$
7.

To the extent deducted from revenues in determining Consolidated Net Income, the amount of dividends accrued or payable by the Loan Parties in respect of Disqualified Equity Interests or any Preferred Stock of any Restricted Subsidiary (excluding any amount payable to any Loan Party), which amount shall be “grossed up” to include any applicable taxes on income that would be used to pay such dividends, provided, however, that interest, dividends or other payments or accruals of a consolidated Subsidiary that is not wholly owned shall be included only to the extent of the interest of such Person in such Subsidiary:

$
		8.	Consolidated EBITDA (Lines VI.A.1. + 2. + 3. + 4. + 5. + 6. + 7.):	$
	B.	Consolidated Interest Incurred for the Subject Period:		$
	C.	Interest Coverage Ratio (Line VI.A.8. ÷ VI.B.):		to 1
	D.	Minimum Interest Coverage Ratio		2.00 to 1
VII.	Section 7.11(d) – Borrowing Base Debt.
	A.	Borrowing Base as of date of determination (from Borrowing Base Report):		$
	B.	Consolidated Indebtedness as of such date of determination (Line I.A.3):		$
	C.	Any portion of any Subordinated Debt of any Loan Party which is due and payable more than one year from such date of determination:		$
D.

Indebtedness secured by Liens on assets that are not part of any of the Borrowing Base Assets, but only to the extent that the Indebtedness secured by Liens on such assets (x) does not exceed the Net Book Value of such asset as determined by GAAP and (y) does not exceed in aggregate amount the amount set forth in Section 7.03(f):

$

6

	E.	The face amount of all undrawn Performance Letters of Credit, in each case issued for the account of, or guaranteed by the Loan Parties:	$
	F.	Cash and Cash Equivalents and Receivables of the Loan Parties not subject to any Lien securing Indebtedness in an aggregate amount in excess of $5,000,000:	$
	G.	Borrowing Base Debt (Lines VII.B. - C. - D. - E. - F.):	$
VIII.	Section 7.11(e) – Total Land Restrictions.
	A.	Net Book Value of Unentitled Land:	$
	B.	Net Book Value of Unimproved Entitled Land:	$
	C.	Net Book Value of Land/Lots Under Development:	$
	D.	Net Book Value of Finished Lots:	$
	E.	Actual (Lines VIII.A. + B. + C. + D.):	$
	F.	Line I.B.3 x 125%:	$
	G.	50% of outstanding Subordinated Debt:	$
	H.	Maximum Total Land Restrictions (Lines VIII.F. + G.):	$
IX.	Section 7.11(f) – Raw Land Restrictions.
	A.	Net Book Value of Unentitled Land:	$
	B.	Net Book Value of Unimproved Entitled Land:	$
	C.	Actual (Lines IX.A. + B.):	$
	D.	Maximum Raw Land Restrictions (Line I.B.3 x 20%):	$
X.	Section 7.11(g) – Unsold Units.
	A.	Actual Number of Unsold Units existing as of the end of the fiscal quarter:	$
	B.	Number of Unit Closings within the four fiscal quarters ending on the last day of the fiscal quarter x 30%:	$
	C.	Number of Units of Closings within two fiscal quarters ending on the last day of the fiscal quarter x 60%:	$
	D.	Maximum Unsold Units (Greater of Line X.B. and Line X.C.):	$
XI.	Section 7.11(h) – Model Units.
	A.	Actual Number of Model Units existing as of the end of the fiscal quarter:	$
	B.	Number of Unit Closings within the four fiscal quarters ending on the last day of the fiscal quarter:	$

7

C.	Maximum Model Units (Line XI.B. x 10%):	$

8

EXHIBIT H

FORM OF BORROWING BASE CERTIFICATE

Date:

To:                              Guaranty Bank, as Administrative Agent, L/C Issuer and Swing Line Lender

Ladies and Gentlemen:

Reference is made to that certain First Amended and Restated Credit Agreement, dated as of May 16, 2006 (as amended, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Meritage Homes Corporation (the “Borrower”), the Lenders from time to time party thereto, and Guaranty Bank, as Administrative Agent, L/C Issuer and Swing Line Lender.

This Borrowing Base Certificate is delivered pursuant to Section 6.02(c) of the Credit Agreement.  All capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined.

I.                                         Borrowing Base [to be completed monthly]

Borrower hereby represents and warrants that the following Borrowing Base Report is true and correct in all respects as of                     ,            (the “Reporting Date”).  The Borrowing Base is determined as follows:

1.	Net Book Value of Presold Units:	$
2.	Net Book Value of Eligible Model Units:	$
3.	Net Book Value of Unsold Units Under Constructions:	$
4.	Net Book Value of Completed Unsold Units Less Than 18 Months Since Completion:	$
5.	Net Book Value of Finished Lots:	$
6.	Net Book Value of Land/Lots Under Development:	$
7.	Net Book Value of Unimproved Entitled Land:	$
8.	Borrowing Base on Reporting Date ((90% x Line 1.) + (80% x Line 2.) + (80% x Line 3.) + (80% x Line 4.) + (70% x Line 5.) + (60% x Line 6.) + (50% x Line 7.)):	$

1

9.	Borrowing Base Debt
	A.	Consolidated Indebtedness as of Reporting Date (Line I.A.3 of Compliance Certificate):	$

	B.	Any portion of any Subordinated Debt of any Loan Party which is due and payable more than one year from such date of determination:
$
C.

Indebtedness secured by Liens on assets that are not part of any of the Borrowing Base Assets, but only to the extent that the Indebtedness secured by Liens on such assets (i) does not exceed the Net Book Value of such asset as determined by GAAP and (ii) does not exceed in aggregate amount the amount set forth in Section 7.03(f):

$

	D.	The face amount of all undrawn Performance Letters of Credit, in each case issued for the account of, or guaranteed by the Borrower or any of its Subsidiaries (other than Unrestricted Subsidiaries):
$
	E.	Cash and Cash Equivalents of the Loan Parties not subject to any Lien securing Indebtedness in an aggregate amount in excess of $5,000,000:
$
	F.	Borrowing Base Debt (Lines 9.A. - B. - C. - D. - E.):
$
10.		Availability (Line 8 - Line 9.F.)

II.                                     Borrowing Base Certifications

Borrower hereby represents and warrants that as of the Reporting Date:

1.                                       No more than 70% of the Borrowing Base is comprised of the items set forth in lines 5, 6 and 7 above.

2.                                       No more than 40% of the Borrowing Base is comprised of the items set forth in lines 6 and 7 above.

3.                                       The aggregate amount of condominiums included in the Borrowing Base does not exceed 15% of the aggregate number of Units comprising the items set forth in lines 1, 2, 3 and 4 in the aggregate.

2

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                        ,              .

MERITAGE HOMES CORPORATION

By:
Name:
Title:

3